UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 28, 2012

BE ACTIVE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-174435	68-0678429
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

101 Middlesex Turnpike # 0312 Suite 6 Burlington, Massachusetts 01803
(Address of principal executive offices)

646-820-5493
(Registrant’s telephone number, including area code)

Super Light Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 28, 2012, Be Active Holdings, Inc. (the “Company”) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware in order to change its name to “Be Active Holdings, Inc.” from “Super Light Inc.”

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 27, 2012, following approval by the Company’s board of directors, a majority of the Company’s outstanding voting capital stock authorized by written consent the matters discussed in Item 5.03 above and the filing of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

Item 9.01          Financial Statements and Exhibits.

(d) The following exhibit is filed with this report:

Exhibit
Number 3.1	Description Certificate of Amendment to the Amended and Restated Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BE ACTIVE HOLDINGS, INC.

Dated: December 31, 2012	/s/ Glenn Kesner
Glenn Kesner
Chief Executive Officer